Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CardioTech International, Inc., a Massachusetts corporation (the “Company”) on Form 10-K for the fiscal year ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric G. Walters, the chief financial officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ ERIC G. WALTERS
Eric G. Walters,
Vice President and Chief Financial Officer
Date: June 26, 2006